SCHEDULE OF DEFERRED TAX ASSETS AND DEFERRED TAX LIABILITIES (Details) - USD ($)	Jun. 30, 2025	Jun. 30, 2024
Deferred tax assets
Tax losses carried forward	$ 710,701	$ 454,243
Allowance for credit losses	28,139	26,917
Accrued expenses	47,118	34,912
Lease liabilities	18,383
Total deferred tax assets	804,341	516,072
Deferred tax liability
Right-of-use assets	(18,641)	(9,549)
Total deferred tax liability	(18,641)	(9,549)
Deferred tax assets, net	$ 785,700	$ 506,523